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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  May 09, 2003
                Date of Report (Date of earliest event reported)

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                       TANGRAM ENTERPRISE SOLUTIONS, INC.
             (Exact name of Registrant as specified in its charter)

                                  PENNSYLVANIA
                 (State of other jurisdiction of incorporation)

               0-15454                           23-2214726
          (Commission File)          (IRS Employer Identification Number)


                              11000 Regency Parkway
                                   Suite 301,
                           Cary, North Carolina 27511

                                 (919) 653-6000
                    (Address of Principal Executive Offices)

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          (Former name of former address, if changed since last report)

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ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

             Exhibit                Description

             99.1 Press Release issued by Tangram Enterprise Solutions, Inc. on May 06, 2003 announcing the Company's first quarter 2003 financial results.


ITEM 9.  Regulation FD Disclosure

         In accordance with SEC Release Nos. 33-8216; 34-47583, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On May 06, 2003, the Company issued a press release, which is attached as Exhibit 99.1, regarding its financial results for the first quarter of 2003 and an update of the Company's operations.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               TANGRAM ENTERPRISE SOLUTIONS, INC.

Date: May 09, 2003             /s/ John N. Nelli
                               --------------------------------------------
                               John N. Nelli,
                               Senior Vice President and Chief Financial Officer
                               (Principal Financial and Accounting Officer)


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                                INDEX TO EXHIBITS

Exhibit
Number       Exhibit Description
------       -------------------
 99.1        Press Release issued by Tangram Enterprise Solutions, Inc. on
             May 06, 2003 announcing the Company's first quarter 2003 financial results.




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